UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 2, 2023

FOCUS UNIVERSAL INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-55247	46-3355876
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2311 East Locust Court Ontario, California	91761
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (626) 272-3883

Registrant’s Fax Number, Including Area Code: (917) 791-8877

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	FCUV	The Nasdaq Stock Market LLC (Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Board determined that the number of directors that shall constitute the whole Board should be decreased from seven to five, which is within the limits set forth in the Company’s bylaws.

As a result, on June 2, 2023, Jennifer Gu notified Focus Universal Inc. (the “Company”) of her decision to resign as a member of the Board of Directors of the Company (the “Board”), effective immediately. Ms. Gu’s decision to resign from the Board was not related to any disagreement with the Company on any matter relating to its operations, policies or practices.

Also on June 2, 2023, Sheri Lofgren notified the Company of her decision to resign as a member of the Board, the compensation committee and the audit committee and as chairperson of the audit committee, effective immediately. Ms. Lofgren’s decision to resign from the Board was not related to any disagreement with the Company on any matter relating to its operations, policies, or practices.

In light of Ms. Lofgren’s resignation, the Board appointed Michael Pope, a current Board member and member of the audit committee, as chairperson of the audit committee. The Board also designated Mr. Pope as the “audit committee financial expert,” having determined that he is qualified pursuant to the rules adopted by the Securities and Exchange Commission (“SEC”) and the Sarbanes Oxley Act of 2002. The Board additionally appointed Mr. Pope to the compensation committee, having determined that he satisfies the independence requirements of NASDAQ that are applicable to compensation committee members.

In connection with the resignation of Ms. Lofgren, the Board appointed current Board member Carine Clark to the audit committee. Ms. Clark has been determined by the Board to be independent under the NASDAQ listing standards and rules adopted by the SEC that are applicable to audit committee members.

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SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOCUS UNIVERSAL, INC.

Date: June 2, 2023	By:	/s/ Desheng Wang
	Name:	Desheng Wang
	Title:	Chief Executive Officer

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